UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

AE BIOFUELS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 8, 2008

April 14, 2008

Dear Stockholder:

    You are invited to attend the Annual Meeting of Stockholders of AE Biofuels, Inc. (the “Company,” “we” or “our”), which will be held at our corporate offices at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, on Thursday, May 8, 2008, at 10:00 a.m. (Pacific Standard Time).

We discuss the matters to be acted upon at the meeting in more detail in the attached Notice of Annual Meeting and Proxy Statement. There are three specific items for which you are being asked to vote: (i) the election of a full slate of six (6) directors to the Board of Directors of the Corporation; (ii) the ratification of the Company’s independent auditors for 2008 and (iii) the approval and amendment of the Company’s 2007 Stock Plan. Your Board of Directors recommends that you vote “FOR” the six (6) individuals nominated, “FOR” ratification of the independent auditors and “FOR” approval and amendment of the Company’s 2007 Stock Plan. Included with the Proxy Statement is a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. We encourage you to read the Form 10-K. It includes our audited financial statements and information about our operations, markets and products.

You can vote by signing and returning the enclosed proxy card in the postage prepaid envelope provided or via facsimile. Returning the proxy card by mail or by facsimile will ensure your representation at the meeting but does not deprive you of your right to attend the meeting and to vote your shares in person. The Proxy Statement explains more about how to vote by proxy. Please read it carefully.

We hope that you can attend the Annual Meeting. You will be required to present photo identification to gain admission to the Annual Meeting. Whether or not you plan to attend, you can be sure that your shares are represented at the meeting by promptly voting by one of the methods provided. Any stockholder attending the Annual Meeting may vote in person, even if that stockholder has returned a proxy. Your vote is important, whether you own a few shares or many.

If you have questions concerning the Annual Meeting or your stock ownership, please call our Corporate Secretary, William Maender, at (408) 213-0940. Thank you for your continued support of AE Biofuels, Inc.

Very truly yours,

/s/ Eric A. McAfee
Eric A. McAfee
Chief Executive Officer

This document is dated April 8, 2008 and is being first mailed to stockholders of AE Biofuels, Inc. on or about April 8, 2008.

20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014
Tel.: (408) 213-0940 Fax: Fax: (408) 252-8044
www.aebiofuels.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 8, 2008

April 14, 2008

To the Stockholders of

AE BIOFUELS, INC.:

NOTICE IS HEREBY given that the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of AE Biofuels, Inc. (the “Company”) will be held at our corporate offices at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, on Thursday, May 8, 2008 at 10:00 a.m. (Pacific Standard Time) for the following purposes:

1)	To elect six (6) members of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2009, and until their successors are duly elected and qualified;

2)	To ratify the appointment of BDO Seidman, LLP as our independent auditors the fiscal year ending December 31, 2008;

3)	To approve and amend the 2007 Stock Plan; and

4)	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

More information about these business items is described in the proxy statement accompanying this notice. Any of the above matters may be considered at the Annual Meeting at the date and time specified above or at an adjournment or postponement of such meeting.

Your vote is important. Whether or not you plan to attend the meeting in person, it is important that your shares be represented. Please vote as soon as possible.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ William J. Maender
William J. Maender
Corporate Secretary

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS INSTRUCTED.

20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014
Tel.: (408) 213-0940 Fax: Fax: (408) 252-8044
www.aebiofuels.com

AE BIOFUELS, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held May 8, 2008

AE BIOFUELS, INC.
PROXY STATEMENT FOR 2008 ANNUAL MEETING OF STOCKHOLDERS

General

These proxy materials are furnished to you for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Thursday, May 8, 2008 at 10:00 a.m. (Pacific Standard Time), or at any postponement or adjournment of the Annual Meeting, for the purposes set forth herein and in the foregoing Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our principal executive offices located at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014. Stockholders are invited to attend the Annual Meeting and are asked to vote on the proposals described in this proxy statement.

Copies of this Proxy Statement and of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 have been furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of common and Series B Preferred stock of the Company held in their names. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission, is also available from the Company, without charge, upon request made in writing to the Company’s Corporate Secretary at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, or by downloading it online at www.aebiofuels.com. Your attention is directed to the financial statements and Management’s Discussion and Analysis in such Annual Report, which provide additional important information concerning the Company. This Proxy Statement and the related Proxy Forms are being first mailed to stockholders of AE Biofuels, Inc. on or about April 14, 2008.

Pursuant to an Agreement and Plan of Reorganization, On December 7, 2007, American Ethanol, Inc. merged with a wholly-owned subsidiary of Marwich II, Ltd., and Marwich II, Ltd., issued to the former stockholders of American Ethanol 84,114,998 shares of its common stock in exchange for all of the outstanding shares of American Ethanol common stock and 6,487,491 shares of its Series B Preferred Stock in exchange for all of the issued and outstanding shares of American Ethanol Series B Preferred Stock (the “Reverse Merger”). As a result, American Ethanol became a wholly-owned subsidiary of the Company and the former stockholders of American Ethanol held approximately 99.5% of the oustanding shares of the Company. On December 7, 2007, the Company amended its Articles of Incorporation to change its name to AE Biofuels, Inc.

For accounting purposes, the Reverse Merger was treated as a reverse acquisition with American Ethanol as the acquirer and the Company as the acquired party. As a result, the business and financial information included in the Company’s Annual Report on Form 10-K is the business and financial information of AE Biofuels, Inc. on a consolidated basis.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	What is the purpose of the Annual Meeting?

A:	To vote on the following proposals:
	•	To elect six (6) members of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2009, and until their successors are duly elected and qualified; and
	•	To ratify the appointment of BDO Seidman, LLP as our independent auditors, to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2008;
	•	To approve and amend the 2007 Stock Plan; and
	•	To transact such other business that may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Q:	What are the Board of Directors’ recommendations?

A:	The Board recommends a vote:

• FOR the election of the six (6) nominees as directors;
• FOR the ratification of the appointment of BDO Seidman, LLP as our independent auditors for the fiscal year ending December 31, 2008;
• FOR the approval and amendment of the 2007 Stock Plan; and
• FOR or AGAINST other matters that properly come before the Annual Meeting, as the proxy holders deem advisable.

Q:	Who is entitled to vote at the meeting?

A:
Stockholders Entitled to Vote.  Stockholders who our records show owned shares of AE Biofuels, Inc. as of the close of business on March 26, 2008 (the “Record Date”) may vote at the Annual Meeting. On the Record Date, we had a total of 84,785,920 shares of Common Stock issued and outstanding, which were held of record by 144 stockholders and 6,270,491 shares of Series B Preferred Stock issued and outstanding held of record by 132 stockholders. The stock transfer books will not be closed between the Record Date and the date of the meeting. Each share of AE Biofuels, Inc. Common Stock and Series B Preferred Stock is entitled to one vote.

Registered Stockholders. If your shares are registered directly in your name with AE Biofuels transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you by AE Biofuels, Inc. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the record holder. As the beneficial owner, you have the right to direct your broker or nominee how to vote, and you are also invited to attend the Annual Meeting. However, since you are not the record holder, you may not vote these shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:	Can I attend the meeting in person?

A:
You are invited to attend the Annual Meeting if you are a registered stockholder or a street name stockholder as of March 26, 2008. In addition, you will be required to present photo identification, such as a driver’s license or passport, to gain admission to the Annual Meeting.

Q:	How can I vote my shares?

A:	Registered Stockholders: Registered stockholders may vote in person at the Annual Meeting or by one of the following methods:
• By Mail. Complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided;
• By Fax. Complete, sign and date the enclosed proxy card and fax to Corporate Stock Transfer at (303) 282-5800;
Please note that voting facilities for registered stockholders will close at 12:00 p.m. Pacific Time on Wednesday, May 7, 2008.

Street Name Stockholders: If your shares are held by a broker, bank or other nominee, you must follow the instructions on the form you receive from your broker, bank or other nominee in order for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

Based on the instructions provided by the broker, bank or other holder of record of their shares, street name stockholders may generally vote by one of the following methods:
• By Mail. You may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope;

•  By Methods Listed on Voting Instruction Card. Please refer to your voting instruction card or other information forwarded by your bank, broker or other holder of record to determine whether you may vote by mail or fax, and follow the instructions on the voting instruction card or other information provided by the record holder; or

•  In Person with a Proxy from the Record Holder. A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Q:	If I sign a proxy, how will it be voted?

A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the above recommendations of our Board of Directors. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote?”

Q:	What should I do if I get more than one proxy or voting instruction card?

A:
Stockholders may receive more than one set of voting materials, including multiple copies of these proxy materials and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive a separate voting instruction card for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one proxy card. You should sign and return all proxies and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted.

Q:	Can I change my vote?

A:
You may change your vote at any time prior to the vote at the Annual Meeting. To revoke your proxy instructions and change your vote if you are a stockholder of record, you must (i) attend the Annual Meeting and vote your shares in person, (ii) advise William Maender, the Company’s Corporate Secretary, at our principal executive office in writing before the proxy holders vote your shares, or (iii) deliver later dated and signed proxy instructions before the proxy holders vote your shares.

Q:	What happens if I decide to attend the Annual Meeting but I have already voted or submitted a proxy covering my shares?

A:
You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a “legal proxy” from the record holder of the shares giving you the right to vote the shares.

Q:	How are votes counted?

A:
The Annual Meeting will be held if a majority of the outstanding shares of Common Stock entitled to vote is represented in person or by proxy at the meeting. If you have returned valid proxy instructions or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Shares that are voted “WITHHELD” or “ABSTAIN” are treated as being present for purposes of determining the presence of a quorum and as entitled to vote on a particular subject matter at the Annual Meeting. If you hold shares of AE Biofuels, Inc. common stock in street name through a bank, broker or other nominee holder, the nominee holder may only vote your shares in accordance with your instructions. If you do not give specific instructions to your nominee holder as to how you want your shares voted, your nominee will indicate that it does not have authority to vote on the proposal, which will result in what is called a “broker non-vote.” All shares of AE Biofuels common stock represented at the Annual Meeting, including broker non-votes and abstentions, will be counted for purposes of determining the presence of a quorum.

Q:	Who will tabulate the votes?

A:	AE Biofuels will designate Corporate Stock Transfer as the Inspector of Election who will tabulate the votes.

Q:	Who is making this solicitation?

A:	This proxy is being solicited on behalf of AE Biofuels’ Board of Directors.

Q:	Who pays for the proxy solicitation process?

A:
AE Biofuels will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We do not plan to retain a solicitor to assist with the solicitation. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by facsimile. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A:
You may present proposals for action at a future meeting only if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission (“SEC”) and our bylaws. In order for a stockholder proposal to be included in our Proxy Statement and form of Proxy relating to the meeting for our 2008 Annual Meeting of Stockholders under rules set forth in the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), the proposal must be received by us no later than 5:00 p.m. (Pacific Standard Time) not less than the 120th calendar day prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. Accordingly, stockholder proposals intended to be presented in our proxy materials for the 2008 Annual Meeting must be received by the Company's Corporate Secretary, on or before December 19, 2008, and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

Q:	How do I obtain a separate set of proxy materials or request a single set for my household?

A:
If you share an address with another stockholder and have the same last name, you will receive only one set of proxy materials (including our Annual Report on Form 10-K and proxy statement). If you wish to receive a separate proxy statement at this time, please request the additional copy by contacting our transfer agent, Corporate Stock Transfer by telephone at (303) 282-4800, or by facsimile at (303) 282-5800.

You may also request to receive a separate Annual Report and a separate proxy statement by contacting our Corporate Secretary at (408) 213-0940, by email at wmaender@aebiofuels.com, or by writing to: AE Biofuels, Inc., 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014.

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A:
You may contact our transfer agent, Corporate Stock Transfer, by telephone at (303) 282-4800 or by facsimile at (303) 282-5800, if you have lost your stock certificate or need to change your mailing address.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    The Board of Directors is presently composed of six (6) members: Eric A. McAfee, Surendra Ajjarapu, Harold Sorgenti, Michael DeLong, Laird Cagan, and Michael Peterson. Mr. McAfee serves as Chairman of the Board of Directors. The Company has adopted the independence standards promulgated by the American Stock Exchange. Based on these standards, the Board has determined that each of the directors other than Messrs. McAfee, Ajjarapu and Cagan is an independent director within the meaning set forth in the rules of the American Stock Exchange, as currently in effect. There are no family relationships between any director and executive officer.

    The Board of Directors of American Ethanol, Inc. held 8 meetings during fiscal year 2007, all of which were special meetings. No meetings were held by AE Biofuels, Inc. until January 2008. Each director attended 100% of the aggregate number of meetings of our Board of Directors and the committees on which each director served during fiscal year 2007 and was eligible to attend.

 Information About the Directors and Nominees

    Set forth below is information regarding our directors and the nominees as of April 8, 2008:

Name	Age	Position	Director Since*
Eric A. McAfee	45	Chief Executive Officer and Chairman of the Board	2006
Surendra Ajjarapu	37	President and Director	2007
Harold Sorgenti	73	Director	2007
Michael DeLong	63	Director	2007
Laird Cagan	49	Director	2006
Michael Peterson	46	Director	2006

*Date the board member was elected to the Board of American Ethanol, Inc.

Eric A. McAfee co-founded American Ethanol, Inc. in 2005 and has served as its Chairman of the Board since February 2006. Mr. McAfee was appointed American Ethanol's Chief Executive Officer in February 2007. Mr. McAfee has been an entrepreneur, merchant banker, venture capitalist and farmer/dairyman for over 20 years. Since 1998, Mr. McAfee has been a principal of Berg McAfee Companies, an investment company. Since 2000, Mr. McAfee has been a principal of Cagan McAfee Capital Partners (“CMCP”) through which Mr. McAfee has founded or acquired ten energy and technology companies. In 2003, Mr. McAfee co-founded Pacific Ethanol, Inc. (Nasdaq PEIX), a West Coast ethanol producer and marketer. Mr. McAfee received a B.S. in Management from Fresno State University in 1986. Mr. McAfee is a graduate of the Harvard Business School Private Equity and Venture Capital Program, and is a 1993 graduate of the Stanford Graduate School of Business Executive Program.

Surendra Ajjarapu has been with American Ethanol since December 2005, most recently as President and chairman of our Subsidiary, International Biofuels, Inc. Mr. Ajjarapu is an entrepreneur who has successfully started several companies in the U.S. and India. In 1995, Mr. Ajjarapu formed an information technology consulting firm in the U.S. and grew the business to Europe and Asia. Mr. Ajjarapu has more than 11 years of executive management and board experience while operating successful and profitable businesses in both U.S. and abroad. In 2005, Mr. Ajjarapu co-founded Wahoo Ethanol and Sutton Ethanol in central Nebraska, where he was active in site identification and capital raising. Mr. Ajjarapu was President/Director for Sutton Ethanol and Director of Wahoo. Mr. Ajjarapu currently sits on the board of Global Information Technology, Inc. Global Information Technology, a private information technology consulting company, filed for bankruptcy in September 2002 and emerged from bankruptcy in October 2003. Mr. Ajjarapu has previously held several other board memberships including but not limited to Connor Information Technology Pvt. Ltd. LTD/INDIA and Global Exim, Inc. Mr. Ajjarapu is a graduate of South Dakota State University, Brookings, SD with a M.S. in Environmental Engineering. He also received an M.B.A. in finance and international management from the University of South Florida, Tampa, Florida in 2006 and is a graduate of the Harvard Business School Private Equity and Venture Capital Program.

Harold Sorgenti was appointed to the Board of Directors of American Ethanol in November 2007. Since 1998, Mr. Sorgenti has been the principal of Sorgenti Investment Partners, a company engaged in pursuing chemical investment opportunities. Sorgenti Investment Partners acquired the French ethanol producer Societè d'Ethanol de Synthëse (SODES) in partnership with Donaldson, Lufkin & Jenrette in 1998. Prior to forming Sorgenti Investment Partners, Mr. Sorgenti served a distinguished career that included the presidency of ARCO Chemical Company, including leadership of the 1987 initial public offering of the company. Mr. Sorgenti is also the founder of Freedom Chemical Company. Mr. Sorgenti is a former member of the board of directors of Provident Mutual Life Insurance Co. and Crown Cork & Seal. Mr. Sorgenti received his B.S. in Chemical Engineering from City College of New York in 1956 and his M.S. from Ohio State University in 1959. Mr. Sorgenti is the recipient of honorary degrees from Villanova, St. Joseph's, Ohio State, and Drexel Universities.

Michael DeLong was appointed to the Board of Directors of American Ethanol on October 1, 2007. Lieutenant General DeLong is currently the President of Boeing Middle East Ltd. and VP International Business Development Middle East of the Boeing Company. Prior to his position with the Boeing Company, LtGen DeLong USMC (Ret) was a Senior Vice President of The Shaw Group Inc., a vertically integrated provider of comprehensive technology, engineering, procurement, construction, maintenance, pipe fabrication and consulting services to the energy and chemicals industries and a leading provider of consulting, engineering, construction, remediation and facilities management services to the environmental, infrastructure and homeland security markets. LtGen DeLong was also the President of Shaw CentCom Services, LLC a joint venture with The Shaw Group, Inc., an Executive Vice President of Shaw Environmental & Infrastructure, Inc. and the Vice Chairman, of Shaw Arabia Limited responsible for providing and directing the contracting staff for the Saudi Environmental Agency and the clean up of the Saudi Coast and Terrestrial Areas. Prior to joining The Shaw Group in 2003, LtGen DeLong completed a distinguished, 36-year military career, last serving as Deputy Commander, United States Central Command (USCENTCOM) headquartered at MacDill Air Force Base in Tampa, Florida. LtGen DeLong is a member of the Board of Directors of Sykes Enterprises, Incorporated, a publicly traded company that is a global leader in providing outsourced customer contact management solutions and services in the business process outsourcing arena. LtGen DeLong earned a B.S. in Aeronautical Engineering from the U.S. Naval Academy at Annapolis, MD in 1967; a M.S. in Industrial Management from the Central Michigan University in 1975; and a Ph.D. (Honorary), Strategic Intelligence from the Joint Military Intelligence College in Anacostia, MD in 2002.

Laird Cagan co-founded American Ethanol in 2005 and has served as a member of its Board of Directors since February 2006. Mr. Cagan is a co-founder and is a Managing Director, of Cagan McAfee Capital Partners, LLC, a merchant bank in Cupertino, California. He also serves as Chairman of the Board of Directors for Evolution Petroleum, Inc. (AMEX: EPM) and as President of Cagan Capital, LLC, an investment firm he formed in 1990. Mr. Cagan serves on the boards of Pacific Asia Petroleum, Inc. (PK: PFAP), an oil and gas company, and TWL Corporation (PK: TWLO), a workplace training company. From 1999 to 2001, he served as Chairman and Chief Executive Officer of BarterNet Corporation, a worldwide Internet B2B exchange. Mr. Cagan has been involved over the past 20 years as a venture capitalist, investment banker and principal in a wide variety of financings, mergers, acquisitions and investments of high growth companies in a wide variety of industries. At Goldman Sachs and Drexel Burnham Lambert Mr. Cagan was involved in over $14 billion worth of transactions. Mr. Cagan attended M.I.T. then received a B.S. and an M.S. degree in Engineering and an M.B.A., from Stanford University. He is a member of the Stanford University Athletic Board of Directors as well as Chairman of the South Bay Chapter of the Young Presidents Organization. Mr. Cagan is also a registered representative and Principal of Chadbourn Securities, Inc., one of the Company’s placement agents.

Michael Peterson has served as a member of American Ethanol's Board of Directors since February 2006. Mr. Peterson has worked in the securities industry in various capacities for approximately 19 years. From 1989 to 2000, he was employed by Goldman Sachs & Co. including as a vice president with responsibility for a team of professionals that advised and managed over $7 billion in assets for high net worth individuals and institutions. Mr. Peterson joined Merrill Lynch in 2001 to form and help launch its Private Investment Group and was with Merrill Lynch until July 2004. From July 2004 until January 2005, Mr. Peterson was a self-employed financial consultant. In January 2005, Mr. Peterson joined American Institutional Partners, L.L.C. as a managing partner. On December 31, 2005, Mr. Peterson founded his own investment firm, Pascal Management LLC. Mr. Peterson received a B.S. in Computer Science and Statistics from Brigham Young University in 1985 and an M.B.A. from the Marriott School of Management at Brigham Young University in 1989.

Committees of the Board of Directors

    The Board of Directors has the following standing committees: Audit and Governance, Compensation and Nominating. The Board of Directors has adopted a written charter for each of these committees, copies of which can be found on our website at www.aebiofuels.com in the Corporate Governance section of our investor relations webpage. All members of the committees appointed by the Board of Directors are non-employee directors and are independent directors within the meaning set forth in the rules of the American Stock Exchange, as currently in effect.

    The following chart details the current membership of each committee. As the committees were constituted in 2008, no meetings of the committees were held in 2007.

Name of Director	Audit	Governance, Compensation and Nominating
Michael Peterson	C	M
Harold Sorgenti	M	M
Michael DeLong	M	C
M = Member
C = Chair

    Audit Committee. On February 21, 2008, the Board of Directors appointed an Audit Committee chaired by Michael Peterson with Michael DeLong and Harold Sorgenti as committee members. The Audit Committee adopted a charter which provides that the Committee, (i) oversees our accounting, financial reporting and audit processes; (ii) appoints, determines the compensation of, and oversees, the independent auditors; (iii) pre-approves audit and non-audit services provided by the independent auditors; (iv) reviews the results and scope of audit and other services provided by the independent auditors; (v) reviews the accounting principles and practices and procedures used in preparing our financial statements; and (vi) reviews our internal controls, a copy of which is attached as Appendix A to this Proxy Statement.

    The Audit Committee works closely with management and our independent auditors. The Audit Committee also meets with our independent auditors without members of management present, on a quarterly basis, following completion of our auditors’ quarterly reviews and annual audit and prior to our earnings announcements, to review the results of their work. The Audit Committee also meets with our independent auditors to approve the annual scope and fees for the audit services to be performed.

    Each of the Audit Committee members is an independent director within the meaning set forth in the rules of the SEC, as currently in effect. In addition, the Board of Directors has determined that Mr. Peterson is an “audit committee financial expert” as defined by SEC rules.

    The Audit Committee Report is included in this proxy statement on page 22. A copy of the Audit Committee’s written charter is attached as Appendix A to this proxy statement and is also available on our website at www.aebiofuels.com in the Investor Relations section.

Governance, Compensation and Nominating Committee

    On February 21, 2008, the Board of Directors appointed a Governance, Compensation and Nominating Committee chaired by Michael DeLong with Michael Peterson and Harold Sorgenti as committee members. The Governance, Compensation and Nominating Committee adopted a charter which provides that the Committee, (i) reviews and approves corporate goals and objectives relevant to the CEO’s compensation, evaluates the CEO’s performance relative to goals and objectives and sets the CEO’s compensation annually; (ii) makes recommendations annually to the Board of Directors with respect to non-CEO compensation; (iii) considers and periodically reports on matters relating to the identification, selection and qualification of the Board of Directors and candidates nominated to the Board of Directors and its committees; (iv) develops and recommends governance principles applicable to the Company; (v) oversees the evaluation of the Board of Directors and management from a corporate governance perspective; and (vi) oversees, considers and approves related party transactions.

    Each current member of the Governance, Compensation and Nominating Committee is an independent director within the meaning set forth in the rules of the American Stock Exchange, as currently in effect.

    As the Governance, Compensation and Nominating Committee has only recently been constituted, it is in the process of considering the specific process for identifying and evaluating potential candidates, and the minimum qualifications that must be met by a nominee. The Committee is authorized to adopt its own rules of procedure and guidelines not inconsistent with its charter, the Company’s Bylaws or the laws of the State of Nevada. In addition, the Governance Compensation and Nominating Committee is considering whether it will consider candidates recommended by stockholders. If such a policy is adopted by the Committee, the policy and the procedures by which a stockholder wishing to recommend a director candidate for consideration by the Committee will be posted in the Investor Relations section of our website.

    In addition, the Committee is in the process of considering the procedures to determine director and executive officer compensation, including the scope of authority and the extent to which it delegates its authority, the role of executive officers in determining or recommending executive and director compensation, and any role of compensation consultants in determining or recommending executive and director compensation.

    A copy of the Committee’s written charter is available on our website at www.aebiofuels.com in the Investor Relations section of our website.

    Code of Ethics. A Code of Business Conduct and Ethics is a written standard designed to deter wrongdoing and to promote (a) honest and ethical conduct, (b) full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements, (c) compliance with applicable laws, rules and regulations, (d) the prompt reporting violation of the code and (e) accountability for adherence to the Code. We are not currently subject to any law, rule or regulation requiring that we adopt a Code of Ethics. However, we have adopted a code of ethics that applies to our principal executive officer, chief financial officer, principal accounting officer or controller, or persons performing similar functions. Such code of ethics will be provided to any person without charge, upon request, a copy of such code of ethics by sending such request to us at our principal office.

Legal Proceeding

    Mr. McAfee is a founding shareholder or principal investor in 11 publicly traded companies and approximately 20 private companies. Mr. McAfee served as the vice chairman of the Board of Directors of Verdisys, Inc., a publicly traded company, in 2003. To resolve potential litigation and to provide resolution of any issues, Mr. McAfee and the SEC entered into a settlement agreement under which Mr. McAfee neither admitted nor denied causing any action by Verdisys, Inc. to fail to comply with Section 10(b) of the Exchange Act and Rule 10b-5 and agreed to a payment of $25,000.

Shareholder Communications

    The Company's Board of Director is considering the process by which security holders may communicate with the Board of Directors. If such a policy is by the Board of Directors, the policy and procedure will be posted in the Investor Relations section of our website.

Compensation Committee Interlocks and Insider Participation

    During fiscal year 2007, no member of the Governance, Compensation and Nominating Committee was an officer or employee of the Company. In addition, no member of the Governance, Compensation and Nominating Committee or executive officer of the Company served as a member of the Board of Directors or Compensation Committee of any entity that has an executive officer serving as a member of our Board of Directors or Governance, Compensation and Nominating Committee.

Director Compensation

    The following table provides information regarding all compensation awarded to, earned by or paid to each person who served as a director of AE Biofuels, Inc. or its subsidiary company, American Ethanol, Inc., for some portion or all of 2007. Other than as set forth in the table and described more fully below, neither AE Biofuels, Inc. nor American Ethanol, Inc. paid any fees, made any equity or non-equity awards, or paid any other compensation, to its non-employee directors. All compensation paid to its employee directors is set forth in the tables summarizing executive officer compensation below.

Name	Fees Earned or Paid in Cash ($)*	Option Awards(1) ($)	Total ($)
Laird Cagan	—	—	—
Michael Peterson (2)	119,250	44,512	163,762
LtGen Michael DeLong (3)	20,000	44,512	64,512
Harold Sorgenti (4)	6,250	44,512	50,762

*Pro-rated in 2007 based on date director was appointed to the Company’s Board of Directors.

(1) The amounts in this column represent the amount recognized for financial statement reporting purposes under Statement 123R. The assumptions made when calculating the amounts in this table are found in Note 11 to AE Biofuels’ consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

(2) On November 26, 2007, the Company granted Mr. Peterson an option to purchase 100,000 shares of the Company’s common stock at an exercise price of $3.00 per share in consideration for his services on the Company’s Board of Directors. The option vests quarterly over two years subject to Mr. Peterson’s continuing service on the Company’s Board of Directors. All awards remained outstanding at December 31, 2008.

(3) LtGen DeLong was appointed to the Company’s Board of Directors on October 1, 2007. In consideration for his services on the Company’s Board of Directors, on October 1, 2007, the Company granted LtGen DeLong an option to purchase 40,000 shares of the Company’s common stock at an exercise price of $3.00 per share. The option vests quarterly over two years subject to LtGen DeLong’s continuing service on the Company’s Board of Directors. On November 26, 2007, LtGen DeLong was awarded an additional option to purchase 60,000 shares of the Company’s common stock at an exercise price of $3.00 per share. The option vests quarterly over two years subject to LtGen DeLong’s continuing service on the Company’s Board of Directors. All awards remained outstanding at December 31, 2008.

(4) Harold Sorgenti was appointed to the Company’s Board of Directors on November 26, 2007. In consideration for his services on the Company’s Board of Directors, on November 26, 2007, the Company granted Mr. Sorgenti an option to purchase 100,000 shares of the Company’s common stock at an exercise price of $3.00 per share. The option vests quarterly over two years subject to Mr. Sorgenti’s continuing service on the Company’s Board of Directors. All awards remained outstanding at December 31, 2008.

In 2007, the Board of Directors of the Company adopted a director compensation policy pursuant to which each non-employee director other than Laird Cagan, will be paid an annual cash retainer of $75,000 and will receive a cash payment of $250 per Board or committee meeting attended telephonically and a cash payment of $500 per Board or committee meeting attended in person. In addition, each non-employee director is initially granted an option exercisable for 100,000 shares of the Company’s common stock, which vests quarterly over two years subject to continuing services to the Company.

In addition, an annual cash retainer of $10,000 will be paid to the chairman of the Governance, Compensation and Nominating Committee and an annual cash retainer of $20,000 will be paid to the chairman of the Audit Committee.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information as of March 26, 2008, regarding the beneficial ownership of our each class of our voting stock, (a) each stockholder who is known by the Company to own beneficially in excess of 5% of each class of our voting stock; (b) each director; (c) the Company’s chief executive officer; and (d) the executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of stock. The percentage of beneficial ownership of common stock is based upon 84,785,920 shares of common stock outstanding as of March 26, 2008. The percentage of beneficial ownership of Series B preferred stock is based upon 6,270,491 shares of Series B preferred stock outstanding as of March 26, 2008. Unless otherwise identified, the address of the directors and officers of the Company is 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014.

	Common Shares			Series B Preferred
Name and Address	Amount and Nature of Beneficial Ownership		Percentage of Class	Amount and Nature of Beneficial Ownership	Percentage of Class
Officers and Directors
Eric A. McAfee	13,000,000	(1)	15.3
Surendra Ajjarapu	7,215,000	(2)	8.5
Laird Q. Cagan	14,683,721	(3)	17.1
Michael L. Peterson	1,225,000	(4)	1.4
LtGen Michael P. DeLong	25,000	(5)	*
Harold Sorgenti	25,000	(6)	*
Andrew Foster	365,000	(7)	*
William J. Maender	815,000	(8)	*
All officers and directors as a group (8) persons	37,353,721		43.3

5% Holders	—		—
Cagan McAfee Capital Partners, LLC 10600 N. De Anza Boulevard, Suite 250 Cupertino, CA 95014	(1)		(1)
Cagan Capital, LLC 10600 N. De Anza Boulevard, Suite 250 Cupertino, CA 95014	(3)		(3)
Telecom Investments Holding Limited c/o Mr. Sapan Shirmal AVL Ethanol Energy Inc. 263 McLaws Circles Suite 103 Williamsburg, VA 23185	8,100,000		9.6
Liviakis Financial Communications 655 Old Redwood Hwy. #395 Mill Valley, CA 94941	4,400,000		5.2
Dalrymple Global Resources Master Fund, L.P. 3300 Oak Lawn Ave., Suite 650 Dallas, TX 75219				999,999	16.0
Cordillera Fund LP 810 Preston Road, Suite 400 Dallas, TX 75225				583,334	9.3
Michael C Brown Trust dated June 30, 2000 34 Meadowview Drive Northfield, IL 60093				533,333	8.5
*Less than 1%

(1) Includes (i) 6,200,000 shares held by McAfee Capital, LLC, a fund owned by Mr. McAfee and his wife; (ii) 800,000 shares owned by P2 Capital, LLC, a fund owned by Mr. McAfee’s wife and children, and (iii) 12,000,000 shares held by Cagan McAfee Capital Partners, LLC, of which Mr. McAfee is a 50% owner. Mr. McAfee disclaims beneficial ownership over 50% of the shares held by Cagan McAfee Capital Partners, LLC except to the extent of his pecuniary interest therein.

(2) Includes 315,000 shares issuable pursuant to options exercisable within 60 days of March 26, 2008.

(3) Includes (i) 6,907,000 shares held by Cagan Capital, LLC, a fund owned by Mr. Cagan; (ii) 400,000 shares owned by KRC Trust and 400,000 shares owned by KQC Trust, trusts for Mr. Cagan’s daughters for which Mr. Cagan is trustee; (iii) 12,000,000 shares held by Cagan McAfee Capital Partners, LLC, of which Mr. Cagan is a 50% owner; and (iv) 976,721 shares of common stock issuable pursuant to outstanding warrants. Mr. Cagan is a registered representative of Chadbourn Securities, Inc. and received 95% of the placement agent warrants received by Chadbourn Securities, Inc. in connection with securities issued by AE Biofuels, Inc. Mr. Cagan disclaims beneficial ownership over 50% of the shares held by Cagan McAfee Partners, LLC except to the extent of his pecuniary interest therein.

(4) Address: 17 Canary Court, Danville, California 94526. Includes 1,000,000 shares of common stock held by Pascal Investment Partners Equity Fund. Mr. Peterson holds 41% of Pascal Investment Partners Equity Fund and 100% of Pascal Management LLC, which is its sole general partner, and therefore may be deemed to beneficially own the shares held by Pascal Investment Partners Equity Fund. Mr. Peterson disclaims beneficial ownership except to the extent of his pecuniary interest therein. Also includes 25,000 shares issuable pursuant to options exercisable within 60 days of March 26, 2008.

(5) Includes 25,000 shares issuable pursuant to options exercisable within 60 days of March 26, 2008.

(6) Includes 25,000 shares issuable pursuant to options exercisable within 60 days of March 26, 2008.

(7) Includes 165,000 shares issuable pursuant to options exercisable within 60 days of March 26, 2008.

(8) Includes 15,000 shares issuable pursuant to options exercisable within 60 days of March 26, 2008. Mr. Maender’s Restricted Purchase Agreement and provides for the sale to Mr. Maender of 800,000 shares of American Ethanol common stock, at a nominal price per share, with 200,000 shares immediately vesting and the remaining shares subject to American Ethanol’s right of repurchase decreasing at the rate of 200,000 shares per year.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors currently consists of six (6) directors. At each annual meeting of stockholders, directors are elected annually and until their respective successors are duly qualified and elected to succeed those directors whose terms expire on the annual meeting dates or such earlier date of resignation or removal.

Board Independence

The Board of Directors has determined that all of its current directors, including all directors standing for reelection, except Messrs. McAfee, Ajjarapu and Cagan, are independent directors within the meaning set forth in the Rules of The American Stock Exchange, as currently in effect.

Nominees

The Board of Directors approved Eric A. McAfee, Surendra Ajjarapu, Harold Sorgenti, Michael DeLong, Laird Cagan, and Michael Peterson as nominees for election at the Annual Meeting to the Board of Directors. If elected, Eric A. McAfee, Surendra Ajjarapu, Harold Sorgenti, Michael DeLong, Laird Cagan, and Michael Peterson will serve as directors until our annual meeting in 2008, and until a successor is qualified and elected or earlier resignation or removal. Each of the nominees is currently a director of the Company. Please see “Nominees for Election” as Directors on page 5 of this Proxy Statement for information concerning our incumbent directors standing for re-election.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees set forth above. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes will have no effect on the election of directors. Proxies may not be voted for a greater number of persons than the number of nominees named.

THE MEMBERS OF YOUR BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE ELECTION OF THESE NOMINEES.

PROPOSAL TWO:

RATIFICATION OF AUDITORS

The Audit Committee has selected BDO Seidman, LLP, independent auditors, to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2007 and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Company has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Audit Committee feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider its selection.

BDO Seidman, LLP was first appointed in fiscal year 2006, and has audited our financial statements for fiscal years 2006 and 2007. We expect that representatives of BDO Seidman, LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire. The aggregate fees billed for services rendered by BDO Seidman, LLP during the years ended December 31, 2007 and 2006 are described below under the caption “Principal Accountant Fees and Services.”

Principal Accountant Fees and Services

Auditor Fees and Services in Our 2007 and 2006 Fiscal Years

    Our registered independent public accounting firm is BDO Seidman, LLP. The fees billed by BDO Seidman, LLP in 2007 and 2006 were as follows:

	2007	2006
Audit Fees	$275,500	$100,000
Audit-Related Fees	-	-
Total Audit and Audit-Related Fees	275,500	100,000
Tax Fees	62,000	28,750
All Other Fees	-	-

Total for independent public audit firms	$337,500	$128,750

Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements, and review of the interim consolidatd financial statements included in quarterly reports and services that are normally provided by BDO Seidman, LLP in connectin with statutory and regulatory filings or engagements.

    Audit-Related Fees include the audits of employee benefit plans and accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit Fees." Tax Fees include tax compliance, tax advice and tax planning services. These services related to the preparation of various state and federal tax returns and review of Section 409A compliance.

Audit Committee's Pre-Approval Policies and Procedures

    Consistent with policies of the SEC regarding auditor independence and the Audit Committee Charter, the Audit Committee has the responsibility for appointing, setting compensation and overseeing the work of the registered independent public accounting firm (the “Firm”). The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the Firm. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by the Firm, the Audit Committee considers whether such services are consistent with the Firm’s independence, whether the Firm is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company's ability to manage or control risk or improve audit quality.

    The Audit Committee was constituted in 2008 and all of the audit-related, tax and other services to be provided by BDO Seidman LLP in 2008 have been approved in advance by the Audit Committee. For the years ended December 31, 2007 and 2006, the entire Board performed the functions of an audit committee and the audit-related services provided by BDO Seidman LLP in 2007 and 2006 were approved in advance by the entire Board.

Vote Required

    If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to ratify the selection of BDO Seidman, LLP as our independent auditors. Abstentions will have the effect of a vote “against” the ratification of BDO Seidman, LLP as our independent auditors. Broker non-votes will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

PROPOSAL THREE:

APPROVAL OF THE 2007 STOCK PLAN

The Company’s stockholders are being asked to approve the AE Biofuels, Inc. 2007 Stock Plan, as amended and restated, (the “2007 Plan”), assumed by the Company upon the consummation of the merger with American Ethanol in December 2007. The 2007 Plan was initially adopted by American Ethanol’s Board of Directors in July 2007 and amended and restated by our Board in April 2007, subject to stockholder approval at the Annual Meeting. Stockholder approval of the 2007 Plan requires the affirmative vote of a majority of the Company shares that are present in person or by proxy and entitled to vote on the proposal at the meeting. Our named executive officers and directors have an interest in this proposal by virtue of their being eligible to receive equity awards under the 2007 Plan.

We strongly believe that the approval of the 2007 Plan is essential to our continued success. Our Board believes that equity awards motivate high levels of performance, align the interests of employees and stockholders by giving employees the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing employee contributions to the success of the Company. Our Board believes that equity awards are a competitive necessity in the environment in which we operate, and are essential to recruiting and retaining the highly qualified technical and other key personnel who help the Company meet its goals, as well as rewarding and encouraging current employees and service providers. The Committee believes that the ability to grant equity awards will be important to the future success of the Company.

The principal provisions of the 2007 Plan are summarized below. This summary is qualified in its entirety by reference to the actual 2007 Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Summary of the 2007 Plan

Purpose. The purpose of the 2007 Plan is to promote the interests of the Company by attracting and retaining the best available personnel for positions of substantial responsibility, providing additional incentive to eligible persons employed by or serving the Company or any subsidiary or parent, and to promote the success of the Company’s business.

Administration of the Plan. The 2007 Plan may be administered by either the Board or, at the discretion of the Board, a committee of the Board (the “Administrator”). Subject to the provisions of the 2007 Plan, the Administrator determines in its discretion the persons to whom and the times at which Awards are granted, the types and sizes of such Awards, and all of their terms and conditions. All Awards must be evidenced by a written agreement between us and the participant. The Administrator may amend, cancel or renew any Award, waive any restrictions or conditions applicable to any Award, and accelerate, continue, extend or defer the vesting of any Award. The Administrator has the authority to construe and interpret the terms of the 2007 Plan and Awards granted under it.

Types of Awards. The Administrator may authorize the following types of awards under the 2007 Plan: (1) incentive stock options, which are options intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended; (2) nonstatutory stock options, or options that do not qualify as incentive stock options; (3) stock appreciation rights; (4) restricted stock; (5) restricted stock units; (6) performance shares; and (7) performance units (individually, an “Award”).

Eligible Participants. All employees, directors, consultants and advisors of the Company, its parent and any of its subsidiaries are eligible to receive Awards under the 2007 Plan. Accordingly, each non-employee member of the Board, each executive officer and each employee has an interest in this proposal. While we may grant incentive stock options only to employees, we may grant nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares and performance units to any eligible participant. As of March 26, 2008, approximately 12 employees (including employee directors and executive officers) and three non-employee directors are eligible to participate in the 2007 Plan.

Shares Subject to the Plan. A total of 4,000,000 shares of our common stock were initially authorized and reserved for issuance under the 2007 Plan. The total number of shares of our common stock authorized and reserved for issuance under the 2007 Plan will continue to increase on the first day of our fiscal year beginning with the 2009 fiscal year, in an amount equal to the least of (i) 1,000,000 shares, (ii) 1% of the number of shares on the last day of the immediately preceding fiscal year that (A) are outstanding, and (B) are issuable pursuant to outstanding Awards, or (iii) such number of shares determined by our Board. As of March 26, 2008, 1,984,000 shares of our common stock were subject to Awards currently outstanding under the 2007 Plan and 2,016,000 shares of our common stock remain available for issuance.

Appropriate adjustments will be made in the number of authorized shares and in outstanding Awards to prevent dilution or enlargement of participants’ rights in the event of a dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs. Shares subject to Awards which expire or are cancelled or forfeited will again become available for issuance under the 2007 Plan. The shares available will not be reduced by Awards settled in cash or by shares withheld to satisfy tax withholding obligations. Only the net number of shares issued upon the exercise of stock appreciation rights or options exercised by tender of previously owned shares will be deducted from the shares available under the 2007 Plan.

Stock Options. The Administrator may grant nonstatutory stock options, incentive stock options, or any combination of these. The Administrator will determine the number of shares of our common stock covered by each option. However, during any fiscal year of the Company, no participant may be granted options covering more than 1,000,000 shares, except that a participant may be granted options covering an additional 1,000,000 shares during the fiscal year in which the participant first becomes an employee of the Company.

The exercise price of any option may not be less than the fair market value of our common stock on the date of grant. Any incentive stock option granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of our stock or of any parent or subsidiary corporation must have an exercise price equal to at least 110% of the fair market value of a share of our common stock on the date of grant and a term not exceeding five years. All other options generally cannot have a term longer than ten years. In addition, the aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year may not exceed $100,000.

The exercise price of options may be paid in cash or, with the consent of the Administrator, by a full recourse promissory note, delivery of other shares of common stock (including shares acquired upon exercise of the related options), or by cashless exercise, to the extent and subject to applicable regulations. At the time of exercise, a participant must pay any taxes that the Company is required to withhold.

Options vest and become exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Administrator. Unless a longer period is provided by the Administrator, an option generally will remain exercisable for a minimum of thirty days following the participant’s termination of service, except that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for a minimum of six months, but in any event not beyond the expiration of its term.

Stock Appreciation Rights.    A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of our common stock between the date of grant of the Award and the date of its exercise. We may pay the appreciation either in cash or in shares of our common stock. During any fiscal year of the Company, no participant may be granted freestanding stock appreciation rights covering more than 1,000,000 shares, except that a participant may be granted stock appreciation rights covering an additional 1,000,000 shares during the fiscal year in which the participant first becomes an employee of the Company. The maximum term of any stock appreciation right granted under the 2007 Plan is ten years and the minimum exercise price is the fair market value of our common stock on the date of grant.

Restricted Stock Awards.    Awards of restricted stock are rights to acquire or purchase shares of our common stock, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. During any fiscal year of the Company, no participant may be granted Awards of restricted stock covering more than 1,000,000 shares, except that a participant may be granted Awards of restricted stock covering an additional 1,000,000 shares during the fiscal year in which the participant first becomes an employee of the Company. The Administrator determines the terms and conditions of restricted stock Awards, including the vesting conditions, which may be based on such service or performance-based criteria as the Administrator specifies, and the shares acquired may not be transferred by the participant until vested. Unless otherwise determined by the Administrator, a participant will forfeit any unvested shares upon a date set forth in the Award agreement, which generally will be voluntary or involuntary termination of service with us for any reason, including death or disability. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original Award.

Restricted Stock Units.    Restricted stock units granted under the 2007 Plan represent a right to receive shares of our common stock at a future date determined in accordance with the participant’s Award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the Award, the consideration for which is furnished in the form of the participant’s services to us. The Administrator may set vesting criteria in its discretion, which may be based on either service or performance criteria. During any fiscal year of the Company, no participant may be granted Awards of restricted stock units covering more than 1,000,000 shares, except that a participant may be granted Awards of restricted stock covering an additional 1,000,000 shares during the fiscal year in which the participant first becomes an employee of the Company.

Performance Shares and Performance Units.    The Administrator may grant performance shares and performance units under the 2007 Plan, which are Awards that will result in a payment to a participant only if specified performance goals are achieved during a specified performance period. Awards of performance shares are denominated in shares of our common stock, while Awards of performance units are denominated in dollars. For each full fiscal year of the Company contained in the performance period for an Award of performance shares, no participant may be granted more than 1,000,000 performance shares, except that a participant may be granted an additional 1,000,000 shares during the fiscal year in which the participant first becomes an employee of the Company. For each full fiscal year of the Company contained in the performance period for an Award of performance units, no participant may be granted more than $10,000,000 performance units, except that a participant may be granted an additional $10,000,000 of performance units during the fiscal year in which the participant first becomes an employee of the Company. To the extent earned, Awards of performance shares and units may be settled in cash, shares of our common stock, or any combination thereof. Payments will be made as soon as practicable after the expiration of the performance period. On a date set forth in the Award agreement, all unearned or unvested performance shares or units will be forfeited and available for grant under the 2007 Plan.

Code Section 162(m). Pursuant to Code Section 162(m), the Company generally may not deduct for federal income tax purposes compensation paid to our Chief Executive Officer and certain of our highest paid executive officers to the extent that any of these persons receive more than $1 million in compensation in any single year. However, if the compensation qualifies as “performance-based” for Code Section 162(m) purposes, the Company may deduct for federal income tax purposes the compensation paid even if such compensation exceeds $1 million in a single year. Awards granted under the 2007 Plan may be designed to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code.

The Administrator will establish the performance goals applicable to each Award intended to qualify as “performance-based compensation” under Code Section 162(m), which may include the following: (i) annual revenue, (ii) cash collections, (iii) earnings per Share, (iv) net income, (v) new orders, (vi) operating cash flow, (vii) operating income, (viii) pro forma net income, (ix) product shipments, (x) profit after taxes, (xi) profit before taxes, (xii) return on assets, (xiii) return on equity, (xiv) return on sales, (xv) revenue, (xvi) total shareholder return, (xvii) capital market activity, and (xviii) debt to equity ratio. Any performance goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The performance goals may differ from participant to participant and from Award to Award. Prior to the determination date, the Administrator will determine whether any significant elements will be included in or excluded from the calculation of any performance goal with respect to any participant.

Change in Control.  In the event of a merger of the Company with or into another corporation, or a change in control, each outstanding Award will be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation in a merger or change in control refuses to assume or substitute for the Award, then the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, including shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on restricted stock will lapse, and, with respect to restricted stock units, performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an option or stock appreciation right is not assumed or substituted for in the event of a change in control, the Administrator will notify the participant in writing or electronically that the option or stock appreciation right will be fully vested and exercisable for fifteen days, and the option or stock appreciation right will terminate upon the expiration of such period.

Transferability. Unless determined otherwise by the Administrator, Awards granted under the 2007 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the participant, only by the participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended.

Amendments to the Plan. The Board may amend, alter, suspend or discontinue the Plan at any time. However, amendment, suspension or termination of the 2007 Plan may not adversely affect any outstanding Award without the consent of the participant, unless such amendment, suspension or termination is necessary to comply with applicable law.

Termination of the Plan. The Plan shall terminate upon the earlier of (1) the expiration of the ten year period measured from the date the Plan is adopted by the Board or (2) termination by the Board. All Awards outstanding at the time of the termination of the Plan shall continue in effect in accordance with the provisions of the documents evidencing those Awards.

New Plan Benefits

All awards to directors, executive officers, employees and consultants are made at the discretion of the Stock Plan Administrator. Therefore, the benefits and amounts that will be received or allocated under the 2007 Plan as amended and extended are not determinable at this time. The following table is for illustrative purposes only and sets forth (a) the aggregate number of shares subject to options granted under the 2007 Plan during the 2007 fiscal year, (b) the average per share exercise price of such options, (c) the aggregate number of shares issued pursuant to awards of restricted stock granted under the 2007 Plan during the 2007 fiscal year, and (d) the dollar value of such shares based on $9.50 per share, the fair market value on March 26, 2008.

Name and Principal Position	Number of Options Granted	Average Per Share Exercise Price of Options	Number of Shares of Restricted Stock Granted	Dollar Value of Restricted Stock Grants
Eric A. McAfee Chairman and Chief Executive Officer	—	—	—	—
Timothy Morris Former Chief Executive Officer	—	—	—	—
Surendra Ajjarapu President	390,000	3.00	—	—
William J. Maender Chief Financial Officer	90,000	3.00	—	—
Andrew Foster Executive Vice President, Chief Operating Officer	390,000	3.00	—	—
Executive Officer Group	870,000	3.00	—	—
Non-Employee Director Group	300,000	3.00	—	—
Non-Executive Officer Employee Group	197,000	3.00	—	—

Certain U.S. Federal Tax Consequences

The following is a brief summary of the principal federal income tax consequences of awards under the 2007 Plan to U.S. taxpayers and the Company based on applicable provisions of the Internal Revenue Code and Treasury Regulations now in effect.

The following discussion assumes that the fair market value of our common stock on the date of exercise is greater than the per share exercise price.

Nonstatutory Stock Options. No taxable income is reportable when a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

 Incentive Stock Options. No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards, Restricted Stock Units, Performance Shares and Performance Units. A participant generally will not have taxable income at the time an Award of restricted stock, restricted stock units, performance shares, or performance units are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable, or (ii) no longer subject to a substantial risk of forfeiture. However, the recipient of an Award of restricted stock may elect to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares on the date the Award is granted).

Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an Award under the 2007 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to certain of its most highly compensated executive officers. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2007 Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The 2007 Plan has been designed to permit the Administrator to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

Section 409A. Section 409A of the Code imposes certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2007 Plan with a deferral feature will be subject to the requirements of Section 409A. If an Award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that Award may recognize ordinary income on the amounts deferred under the Award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an Award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. In addition, certain states (such as California) have laws similar to Section 409A and as a result, failure to comply with such similar laws may result in additional state income, penalty and interest charges.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2007 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following table provides information as of March 26, 2008 with respect to the shares of AE Biofuels, Inc. common stock that may be issued under existing equity compensation plans. The category “Equity compensation plans approved by security holders” in the table below consists solely of the Stock Plan. The category “Equity compensation plans not approved by security holders” in the table below consists of options granted to employees prior to the adoption of the Stock Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted Average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders

Equity compensation plans not approved by security holders	2,224,000	2.84	2,016,000

Total	2,224,000	2.84	2,016,000

THE BOARD UNANIMOUSLY RECOMMENDS
VOTING “FOR” THE ADOPTION OF THE
2007 STOCK PLAN

EXECUTIVE OFFICERS

Set forth below is information regarding our executive officers as of April 8, 2008.

Name	Age	Position
Eric A. McAfee	45	Chief Executive Officer
Surendra Ajjarapu	37	President
William J. Maender	61	Chief Financial Officer and Secretary
Andrew Foster	42	Executive Vice President and Chief Operating Officer

Eric A. McAfee co-founded American Ethanol, Inc. in 2005 and has served as its Chairman of the Board since February 2006. Mr. McAfee was appointed American Ethanol's Chief Executive Officer in February 2007. Mr. McAfee has been an entrepreneur, merchant banker, venture capitalist and farmer/dairyman for over 20 years. Since 1998, Mr. McAfee has been a principal of Berg McAfee Companies, an investment company. Since 2000, Mr. McAfee has been a principal of Cagan McAfee Capital Partners (“CMCP”) through which Mr. McAfee has founded or acquired ten energy and technology companies. In 2003, Mr. McAfee co-founded Pacific Ethanol, Inc. (Nasdaq PEIX), a West Coast ethanol producer and marketer. Mr. McAfee received a B.S. in Management from Fresno State University in 1986. Mr. McAfee is a graduate of the Harvard Business School Private Equity and Venture Capital Program, and is a 1993 graduate of the Stanford Graduate School of Business Executive Program.

Surendra Ajjarapu has been with American Ethanol since December 2005, most recently as President and chairman of our Subsidiary, International Biofuels, Inc. Mr. Ajjarapu is an entrepreneur who has successfully started several companies in the U.S. and India. In 1995, Mr. Ajjarapu formed an information technology consulting firm in the U.S. and grew the business to Europe and Asia. Mr. Ajjarapu has more than 11 years of executive management and board experience while operating successful and profitable businesses in both U.S. and abroad. In 2005, Mr. Ajjarapu co-founded Wahoo Ethanol and Sutton Ethanol in central Nebraska, where he was active in site identification and capital raising. Mr. Ajjarapu was President/Director for Sutton Ethanol and Director of Wahoo. Mr. Ajjarapu currently sits on the board of Global Information Technology, Inc. Global Information Technology, a private information technology consulting company, filed for bankruptcy in September 2002 and emerged from bankruptcy in October 2003. Mr. Ajjarapu has previously held several other board memberships including but not limited to Connor Information Technology Pvt. Ltd. LTD/INDIA and Global Exim, Inc. Mr. Ajjarapu is a graduate of South Dakota State University, Brookings, SD with a M.S. in Environmental Engineering. He also received an M.B.A. in finance and international management from the University of South Florida, Tampa, Florida in 2006 and is a graduate of the Harvard Business School Private Equity and Venture Capital Program.

William J. Maender joined American Ethanol as its Chief Financial Officer in January 2006. Prior to joining American Ethanol from 2002 through 2005 Mr. Maender was Vice President and Chief Financial Officer of Applied Tech Products, a privately held contract manufacturer of injection molded plastic and rubber products. Previously he held the position of Vice President and CFO of Lombard Technologies, Inc. a privately held contract metal finishing company, from 2000 to 2002. From 1983 to 1999 Mr. Maender was Vice President, Chief Financial Officer, Secretary and Treasurer of LaBarge, Inc., a public company and contract manufacturer of electronic devices. Mr. Maender holds a B.S. in Accounting from Quincy University and an M.B.A. in Finance from Southern Illinois University.

Andrew Foster joined American Ethanol in March 2006 and was appointed Executive Vice President and Chief Operating Officer in October 2006. Prior to joining the Company, Mr. Foster served as Vice President of Corporate Marketing for Marimba, Inc. an enterprise software company, which was acquired by BMC Software in July 2004. From July 2004, until April 2005, Mr. Foster served as Vice President of Corporate Marketing for the Marimba product line at BMC. In April 2005, Mr. Foster was appointed Director of Worldwide Public Relations for BMC and served in that capacity until December 2005. From May 2000 until March 2003, Mr. Foster served as Director of Corporate Marketing for eSilicon Corporation, a fabless semiconductor company. Mr. Foster also served as Associate Director of Political Affairs at the White House from 1989 to 1992, and Deputy Chief of Staff to Illinois Governor Jim Edgar from 1995 to 1998. Mr. Foster holds a B.A. in Political Science from Marquette University in Milwaukee, Wisconsin.

EXECUTIVE COMPENSATION

    The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to (i) all individuals serving as the Company’s principal executive officer or acting in a similar capacity during the last completed fiscal year, regardless of compensation level, and (ii) the Company’s other two most highly compensated executive officers serving at the end of the last completed fiscal year.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards(1) ($)	Total Compensation ($)
Eric McAfee, Chief Executive Officer	2007	120,000	-		-	120,000
	2006	-	-		-	-
Timothy Morris, Chief Executive Officer(2)(3)	2007	41,023	-		-	41,023
	2006	191,667	125,000	(3)		316,667
Surendra Ajjarapu, President	2007	190,000	-		515,678	705,678
	2006	172,500	80,000		-	252,500
William J. Maender, Chief Financial Officer and Secretary(3)	2007	180,000	-		1,393	181,393
	2006	172,500	100,000	(3)	-	272,500
Andrew Foster, Executive Vice President and Chief Operating Officer	2007	180,000	50,000		320,989	550,989
	2006	150,000	50,000		-	200,000

(1) These amounts reflect the value determined by the Company for accounting purposes for these awards and do not reflect whether the recipient has actually realized a financial benefit from the awards (such as by exercising stock options). This column represents the dollar amount recognized for financial statement reporting purposes for fiscal year 2007 for stock option awards granted to each of the named executive officers in fiscal year 2007 as well as prior fiscal years, in accordance with FAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. No stock option awards were forfeited by any of the named executive officers in fiscal year 2007. For additional information, see Note 11 of our financial statements in the Form 10-K for the year ended December 31, 2007, as filed with the SEC. For information on the valuation assumptions for grants made prior to fiscal year 2007, see the notes in our financial statements in the Form 10-K for the respective year.

(2) Mr. Morris resigned effective February 28, 2007.

(3) The executive officer was paid a signing bonus of $50,000.

Outstanding Equity Awards at Fiscal Year End

    The following table sets forth information with respect to the value of all vested and unvested awards held by the Company’s named executive officers at December 31, 2007.

	Option Awards						Stock Awards
Name	No. of Securities underlying unexercised options (#) exercisable		No. of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: # of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)

Surendra Ajjarapu	300,000	(2)	-	-	3.00	7/16/17	-		-
	15,000	(3)	75,000	-	3.00	11/26/12
Andy Foster	150,000	(4)	150,000	-	3.00	7/16/17
	15,000	(5)	75,000	-	3.00	11/26/12	100,000	(6)	$1,250,000

(1) The market value of the unvested shares was determined by multiplying the closing market price of AE Biofuel’s stock at December 31, 2007, the end of its last completed fiscal year ($12.50), by the number of shares of stock.

(2) On July 17, 2007, the Company granted Mr. Ajjarapu an option to purchase 300,000 shares of the Company’s common stock at an exercise price of $3.00 per share. All of the shares subject to the option were exercisable on the date of grant.

(3) On November 26, 2007, the Company granted Mr. Ajjarapu an option to purchase 90,000 shares of the Company’s common stock at an exercise price of $3.00 per share. One-twelfth (1/12) of the shares subject to the option vest every three months from the date of grant.

(4) On July 17, 2007, the Company granted Mr. Foster an option to purchase 300,000 shares of the Company’s common stock at an exercise price of $3.00 per share. Fifty percent (50%) of the shares subject to the option were exercisable on the date of grant and twenty-five percent (25%) of the shares subject to the option vest on the anniversary of the date of grant.

(5) On November 26, 2007, the Company granted Mr. Foster an option to purchase 90,000 shares of the Company’s common stock at an exercise price of $3.00 per share. One-twelfth (1/12) of the shares subject to the option vest every three months from the date of grant.

(6) On January 12, 2006, Mr. Foster entered into a Restricted Purchase Agreement with the Company pursuant to which the Company sold to Mr. Foster 200,000 shares of the Company's common stock, at a  nominal price per share, with 50,000 shares immediately vested and the remaining shares vesting at the rate of 50,000 shares per year.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

    We are party to the following agreements with our named executive officers.

Eric McAfee

    On January 29, 2006, we entered into an Executive Chairman Agreement, pursuant to which we pay Mr. McAfee $10,000 per month and reimburse Mr. McAfee for business-related expenses incurred with respect to the Company. This agreement is for a term of three years expiring January 29, 2009, however, either party may terminate the agreement at any time upon written notice to the other party; provided, however, that if we terminate the agreement we agree to pay Mr. McAfee an amount equal to the amount Mr. McAfee would have earned had he continued to be paid for an additional 6 months after termination. In addition, we agreed to indemnify Mr. McAfee for any damages arising out of Mr. McAfee’s services under this agreement.

Surendra Ajjarapu

    On January 12, 2006, we entered into an Employment Agreement with Surendra Ajjarapu, which Employment Agreement was amended on July 17, 2007, pursuant to which the Company engaged Mr. Ajjarapu as its President. Pursuant to the Employment Agreement, Mr. Ajjarapu receives an annual salary of $200,000, a discretionary bonus of up to $80,000 per year, and a severance package consisting of six months of base salary and continuing benefits. Mr. Ajjarapu also entered into a Restricted Purchase Agreement with the Company pursuant to which the Company sold to Mr. Ajjarapu 6,800,000 shares of the Company’s common stock at a nominal price. In addition, on July 17, 2007, Mr. Ajjarapu was granted an option for 300,000 shares of the Company’s common stock at an exercise price of $3.00 per share. The option was fully vested on the date of grant. On November 26, 2007, Mr. Ajjarapu was granted an option for 90,000 shares of the Company’s common stock at an exercise price of $3.00 per share. One-twelfth (1/12th) of the shares subject to the option vest every three months from the date of grant.

William J. Maendar

On January 12, 2006, we entered into a three year Executive Employment Contract with William J. Maender to serve as American Ethanol's Chief Financial Officer. Under Mr. Maender's employment contract, Mr. Maender receives an annual salary of $180,000 and a discretionary annual bonus of up to $50,000. Mr. Maender also entered into a Restricted Purchase Agreement with the Company pursuant to which the Company sold to Mr. Maender 800,000 shares of American Ethanol's common stock, at a nominal price per share, with 200,000 shares immediately vested and the remaining shares subject to the Company's right of repurchase decreasing at the rate of 200,000 shares per year. On November 26, 2007, Mr. Maender was granted an option for 90,000 shares of the Company's common stock at an exercise price of $3.00 per share. One-twelfth (1/12th) of the shares subject to the option vest every three months from the date of grant.

If, prior to a Change in Control (as defined in the agreement), Mr. Maender is terminated other than for Cause or as a result of his death or total disability or is Constructively Terminated (as defined in the agreement), then provided he signs a release of claims, Mr. Maender is entitled to severance benefits of (i) cash payments equal to his monthly base salary for a period of six months, (ii) company-paid health, dental, and vision insurance coverage for him and his dependents until the earlier of six (6) months or until such time as Mr. Maender is covered under another employer's group policy for such benefits; and (iii) full vesting acceleration for all of his unvested restricted stock. If, following a Change of Control, Mr. Maender is terminated other than for Cause or as a result of his death or total disability or is Constructively Terminated, then provided he signs a release of claims, all of his then unvested restricted stock shall be immediately vested.

Andrew Foster

    In May 2007, the Company entered into a three year Executive Employment Contract with Mr. Foster to serve as the Company’s Executive Vice President and Chief Operating Officer. Under Mr. Foster’s employment contract, Mr. Foster receives an annual salary of $180,000 and a discretionary annual bonus of up to $50,000. On July 17, 2007, Mr. Foster was granted an option for 300,000 shares of the Company’s common stock at an exercise price of $3.00 per share. Fifty percent (50%) of the shares subject to the option vested on the date of grant and the 25% of the shares subject to the option vest on each anniversary of the date of grant. On November 26, 2007, Mr. Foster was granted an option for 90,000 shares of the Company’s common stock at an exercise price of $3.00 per share. One-twelfth (1/12th) of the shares subject to the option vest every three months from the date of grant.

If, prior to a Change in Control (as defined in the agreement), Mr. Foster is terminated other than for Cause or as a result of his death or total disability or is Constructively Terminated (as defined in the agreement), then provided he signs a release of claims, Mr. Foster is entitled to severance benefits of (i) cash payments equal to his monthly base salary for a period of six months, and (ii) company-paid health, dental, and vision insurance coverage for him and his dependents until the earlier of six (6) months or until such time as Mr. Foster is covered under another employer’s group policy for such benefits. If, following a Change of Control, Mr. Foster is terminated other than for Cause or as a result of his death or total disability or is Constructively Terminated, then provided he signs a release of claims, in addition to the severance benefits provided above, all of his then unvested restricted stock or stock options shall be immediately vested.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our Company with copies of all Section 16(a) reports they file. We believe that, during fiscal 2007, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to AE Biofuels, Inc. and the written representations of its directors and executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except for the compensation agreements and other arrangements that are described under “Employment Contracts and Termination of Employment and Change-in-Control Arrangements”, and except as set forth below, there was not during fiscal year 2007 nor is there currently proposed, any transaction or series of similar transactions to which AE Biofuels was or is to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, five percent stockholder or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

The Governance, Compensation and Nominating Committee is responsible for reviewing and approving in advance any proposed related person transactions. The Governance, Compensation and Nominating Committee is also responsible for reviewing the Company’s policies with respect to related person transactions and overseeing compliance with such policies. Those transactions described below entered into prior to the appointment of the Governance, Compensation and Nominating Committee were approved by the entire Board of Directors.

Eric A. McAfee, the Chief Executive Officer and Chairman of the Board of the Company, and the Company are parties to an Executive Chairman Agreement, pursuant to which we pay Mr. McAfee $10,000 per month and reimburse Mr. McAfee for business-related expenses incurred with respect to the Company. This agreement is for a term of three years expiring January 29, 2009, however, either party may terminate the agreement at any time upon written notice to the other party; provided, however, that if we terminate the agreement we agree to pay Mr. McAfee an amount equal to the amount Mr. McAfee would have earned had he continued to be paid for an additional 6 months after termination. In addition, we agreed to indemnify Mr. McAfee for any damages arising out of Mr. McAfee’s services under this agreement. For the fiscal year ended December 31, 2007, we paid Mr. McAfee $120,000 under this agreement.

Eric A. McAfee and Laid Cagan are the Managing Directors of Cagan McAfee Capital Partners (“CMCP”). Mr. Cagan is also a registered representative of Chadbourn Securities, Inc., which acted as placement agent in connection with the Series A Preferred and Series B Preferred offerings of American Ethanol, Inc. We paid Chadbourn Securities Inc. a total of $1,701,092 and issued Warrants exercisable for 800,000 shares of Common Stock and 386,875 shares of Series B Preferred Stock in connection with our Series A and Series B Preferred Stock offerings. On January 30, 2006, we entered into an Advisory Services Agreement with CMCP pursuant to which CMCP provides the Company with certain administrative financial modeling, merger and acquisition, executive travel coordination and board of directors support services. We pay CMCP an advisory fee equal to $7,500 per payroll period plus CMCP’s actual and reasonable expenses for travel, printing, legal or other services. The term of the agreement is three years. For the fiscal year ended December 31, 2007, we paid CMCP $360,584 under this agreement.

    We entered into a consulting agreement with Liviakis Financial Communications, LLC to provide investor relations services to us in consideration for the issuance of 4.4 million shares of our common stock plus reimbursement of expenses.

    We have entered into an agreement with CM Consulting, LLC, pursuant to which we prepaid $360,000 to CM Consulting, representing a prepayment for 20 hours per month of expense reimbursement at the rate of $750 per hour for the use of CM Consulting’s $3.2 million 2005 Pilatus PC-12 plane. The market rate for the charter of a 2005 Pilatus PC-12 is approximately $1,200 per hour, with two hour daily minimums, pilot salary, overnight charges and other costs and restrictions that are not included in the CM Consulting agreement. McAfee Capital, LLC, which is owned by Eric McAfee and his wife, is a 50% owner of CM Consulting, LLC. This agreement expired February 2008.

    On November 16, 2006, we entered into a short-term loan agreement with Laird Cagan, a member of its Board of Directors, pursuant to which we borrowed $1.25 million at 10% interest per annum for a period of six months or until funds raised through a private placement were sufficient to pay the loan amount. As of December 31, 2007 all amounts have been paid in full.

    Between February 8, 2008 and March 27, 2008, we borrowed $1.7 million from Laird Cagan, a member of our Board of Directors. The loan bears interest at a 10% interest per annum due and payable on December 31, 2008 to finance our demonstration plant in Butte, Montana. The Governance, Compensation and Nominating Committee approved this credit facility.

AUDIT COMMITTEE REPORT

    The following is the report of the Audit Committee of the Board of Directors. The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2007 with our management. In addition, the Audit Committee has discussed with BDO Seidman LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committee). The Audit Committee also has received the written disclosures and the letter from BDO Seidman LLP as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of BDO Seidman LLP with that firm.

Based on the Audit Committee’s review of the matters noted above and its discussions with our independent auditors and our management, the Audit Committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Respectfully submitted by:

Michael Peterson (Chair)
Michael DeLong
Harold Sorgenti

OTHER MATTERS

    Management does not know of any matter to be brought before the Meeting, other than the matters described in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy solicited by the Board will vote all proxies which have been properly executed, and if any matters not set forth in the Notice of Annual Meeting are properly brought before the meeting, such persons will vote thereon in accordance with their best judgment.

HOUSEHOLDING

    We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, a householding notice will be sent to stockholders who have the same address and last name and they will receive only one copy of our annual report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each stockholder who participates in householding will continue to receive a separate proxy card.

    If any stockholders in your household wish to receive a separate annual report and a separate proxy statement, they may call our Corporate Secretary, William Maender, at (408) 213-0940 or write to AE Biofuels, Inc. at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014. They may also send an email to our Corporate Secretary at wmaender@aebiofuels.com. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by calling or writing to Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS

William Maender
Corporate Secretary
AE Biofuels, Inc.

April 14, 2008

AE BIOFUELS, INC.

Annual Meeting of Stockholders
Thursday , May 8, 2008
10:00 a.m., Pacific Standard Time
20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95014

AE BIOFUELS, INC.	Proxy
______________________________________________________

This Proxy is solicited by the Board of Directors for use at the Annual Meeting on Thursday, May 8, 2008.

The shares of common and Series B Preferred stock you hold in your account as of record on March 26, 2008, will be voted as you specify on the reverse side.

If no choice is specified, the Proxy will be voted “FOR” items 1, 2 and 3.

By signing the Proxy, you revoke all prior Proxies and appoint Eric A. McAfee, Surendra Ajjarapu, Harold Sorgenti, Michael DeLong, Laird Cagan, and Michael Peterson, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting or any adjournment or postponement thereof.

SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

 There are two ways to vote your Proxy.

VOTE BY FAX

•	Complete, sign and date the enclosed proxy card and fax front and back to Corporate Stock Transfer at (303) 282-5800;

VOTE BY MAIL

•
Mark, sign and date your Proxy Card and return it in the postage-paid envelope provided or return it to AE Biofuels, Inc., c/o Corporate Stock Transfer 3200 Cherry Creek Dr. South, Suite 430, Denver, CO 80209.

PLEASE DETACH PROXY CARD HERE
(Mark only one box below)

1. Election of Directors

01Eric A. McAfee	__ FOR the nominees (except as marked below)
02 Surendra Ajjarapu
03 Harold Sorgenti	__ WITHHOLD AUTHORITY to vote for the
04 Michael DeLong	Nominees
05 Laird Cagan
06 Michael Peterson

(Instruction: To withhold authority to vote
for any individual nominee, print the
name(s) or number(s) of the nominee(s) on
the line provided to the right. If this Proxy
is executed in such a manner as not to
withhold authority to vote for the
election of any nominee, this Proxy shall
be deemed to grant such authority.)

2.	Ratification of BDO Seidman, LLP, independent auditors.

__ FOR

__ AGAINST

__ ABSTAIN

3.	To approve the 2007 Stock Plan.

__ FOR

__ AGAINST

__ ABSTAIN

4.	Upon such other matters as may come before said meeting or any adjournments thereof, in the discretion of the Proxy holders.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no direction is made, this Proxy will be voted “FOR” each proposal.

Date:

Signature

Signature

Please sign exactly as name(s) appear on this Proxy. Joint owners should each sign personally. Corporation Proxies should be signed by authorized officer. When signing as executors, administrators, trustees, etc., give full title.

Address Change? Mark box and indicate changes above. ___

APPENDIX A

AUDIT COMMITTEE CHARTER

As of February 21, 2008

COMMITTEE MEMBERSHIP:

The Audit Committee of AE Biofuels, Inc. (the "Company") shall be comprised of at least three directors, each of whom the Company’s Board (the "Board") has determined has no material relationship with the Company and each of whom is otherwise "independent" under Rule 10A-3 of the Securities Exchange Act of 1934. The Board shall also determine that each member is "financially literate," and that one member of the Audit Committee has "accounting or related financial management expertise," as such qualifications are interpreted by the Board in its business judgment, and whether any member of the Audit Committee is an "audit committee financial expert," as defined by the rules of Securities and Exchange Commission (the "SEC"). If the Board has determined that a member of the Audit Committee is an audit committee financial expert, it may presume that such member has accounting or related financial management expertise.

No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses this determination in the Company’s annual proxy statement.

Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

COMMITTEE PURPOSES:

The purposes of the Audit Committee are to:

1.
Assist Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors and the Company’s internal audit function; and

2.	Prepare the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Company’s annual proxy statement.

3.
Review and approve merger and acquisition transactions and investment transactions proposed by the Company's management. The Audit Committee is authorized to approve merger and acquisition transactions and investment transactions by the Company valued in an amount not to exceed, for any particular acquisition or investment, $150 million in cash, stock or a combination thereof.

AE Biofuels, Inc.
Audit Committee Charter

The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management is responsible for maintaining appropriate accounting and financial reporting policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company’s consolidated annual financial statements, reviews of the Company’s consolidated quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or management. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

The independent auditors shall submit to the Audit Committee annually a formal written statement (the “Auditors’ Statement”) describing: the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and, to assess the auditors’ independence, all relationships between the independent auditors and the Company, including the matters set forth in Independence Standards Board Standard No. 1.

COMMITTEE DUTIES AND RESPONSIBILITIES:

To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

1.	With respect to the independent auditors,

i.
to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee;

ii.	to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;

iii.
to ensure that the independent auditors prepare and deliver annually an Auditors’ Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company’s independent auditors;

AE Biofuels, Inc.
Audit Committee Charter

iv.
to obtain from the independent auditors a timely report relating to the Company’s annual audited and unaudited quarterly financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any “management” letter or schedule of unadjusted differences; and

v.	to take into account the opinions of management and the Company’s director of internal audit in assessing the independent auditors’ qualifications, performance and independence.

2.	With respect to financial reporting principles and policies and internal controls and procedures:

i.	to advise management, the director of internal audit and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

ii.
to consider any reports or communications (and management’s and/or internal audit’s responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented, including reports and communications related to:

•	deficiencies noted in the audit in the design or operation of internal controls;

•	consideration of fraud in a financial statement audit; detection of illegal acts;

•	the independent auditors’ responsibility under generally accepted auditing standards;

•	any restriction on audit scope;

•	significant accounting policies;

•	significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

•	management judgments and accounting estimates;

•	any accounting adjustments arising from the audit that were noted or proposed

AE Biofuels, Inc.
Audit Committee Charter

•	by the auditors but were passed (as immaterial or otherwise);

•	disagreements with management;

•	consultation by management with other accountants;

•	difficulties encountered with management in performing the audit;

•	the independent auditors’ judgments about the quality of the entity’s accounting principles; and

•	reviews of interim financial information conducted by the independent auditors; and

iii.	to meet with the management, and the independent auditors:

•
to discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	to discuss the scope of the annual audit;

•
to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management or the independent auditors, relating to the Company’s financial statements;

•
to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

•
to discuss any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company; to review the form of opinion the independent auditors propose to render to the Board and shareholders; and

•
to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off- balance sheet structures, on the financial statements of the Company;

AE Biofuels, Inc.
Audit Committee Charter

iv.
to inquire of the Company’s chief executive officer and chief financial officer as to the existence of any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

v.
to discuss guidelines and policies governing the process by which senior management of the Company and its subsidiaries assess and manage the Company’s exposure to risk, and to discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

vi.
to discuss with senior management of the Company any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

vii.	to discuss the type and presentation of information to be included in earnings press releases:

viii.
to establish procedures for the receipt, retention and treatment of complaint received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

ix.
to review and discuss any reports concerning material violations submitted to it by Company attorneys or outside counsel pursuant to the SEC attorney professional responsibility rules (17 C.F.R. Part 205), or otherwise; and

x.	to establish hiring policies for employees or former employees of the independent auditors;

3.	With respect to Merger and Acquisition activities,

i.	to review acquisition strategies with the Company's management and investigate acquisition candidates on behalf of the Company.

ii.	to recommend acquisition strategies and candidates to the Company's Board, as appropriate.

iii.
to authorize and approve acquisitions and investments by the Company valued in an amount not to exceed, for any particular acquisition or investment, $150 million in cash, stock or a combination thereof.

AE Biofuels, Inc.
Audit Committee Charter

iv.	to have full access to the Company's management and other Company executives as necessary to carry out its responsibilities.

v.	to have all such other rights and powers as may be lawfully delegated to it by the Board, not in conflict with specific powers conferred by the Board upon any other committee appointed by it.

vi.	to review this Committee Charter from time to time for adequacy and recommend any changes to the Board.

vii.	to perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

viii.	to report all of its actions to the Board and keep the Board apprised of its proposed investments

4.	With respect to reporting and recommendations,

i.	to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company’s annual proxy statement;

ii.	to prepare and issue the evaluation required under “Performance Evaluation” below; and

iii.	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

COMMITTEE STRUCTURE AND OPERATIONS:

The Audit Committee shall designate one member of the Committee as its chairperson. The Audit Committee shall meet once every quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee should meet separately periodically with management and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

AE Biofuels, Inc.
Audit Committee Charter

PERFORMANCE EVALUATION:

The Audit Committee shall prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Audit Committee’s charter deemed necessary or desirable by the Audit Committee. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE:

The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

1.
Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

2.	Compensation of any advisers employed by the Audit Committee; and

3.	Ordinary administrative expenses of the Audit Committee necessary or appropriate in carrying out its duties.
***

APPENDIX B

AMENDED AND RESTATED 2007 STOCK PLAN

AE BIOFUELS, INC.

2007 STOCK PLAN

(As Amended and Restated April 8, 2008)

1.  Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2.  Definitions. As used herein, the following definitions shall apply:

(a)  “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b)  “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)  “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(d)  “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)  “Board” means the Board of Directors of the Company.

(f)  “Change in Control” means the occurrence of any of the following events:

(i)  A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group, (“Person”) acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii)  A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(g)  “Code” means the Internal Revenue Code of 1986, as amended.

(h)  “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(i)  “Common Stock” means the Common Stock of the Company.

(j)       “Company” means AE Biofuels, Inc., a Nevada corporation, or any successor thereto.

(k)  “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(l)  “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(m)  “Director” means a member of the Board.

(n)  “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, , provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o)  “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(p)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)  “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(r)  “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or

(iii)  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(s)  “Fiscal Year” means the fiscal year of the Company.

(t)  “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u)  “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(v)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)  “Option” means a stock option granted pursuant to Section 8 of the Plan.

(x)  “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)  “Participant” means the holder of an outstanding Award.

(z)  “Performance Goals” will have the meaning set forth in Section 13 of the Plan.

(aa)  “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(bb)  “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 12.

(cc)  “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 12.

(dd)  “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ee)  “Plan” means this 2007 Stock Plan.

(ff)  “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 10 of the Plan, or issued pursuant to an early exercise of an Option.

(gg)  “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 11. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(hh)  “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii)  “Section 16(b)” means Section 16(b) of the Exchange Act.

(jj)  “Service Provider” means an Employee, Director or Consultant.

(kk)  “Share” means a share of the Common Stock, as adjusted in accordance with Section 16 below.

(ll)  “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(mm)  “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.  Stock Subject to the Plan.

(a)  Subject to the provisions of Section 16 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is 4,000,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

(b)      Automatic Share Reserve Increase. The number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2009 Fiscal Year, in an amount equal to the least of (i) 1,000,000 Shares, (ii) one percent (1%) of the number of Shares on the last day of the immediately preceding Fiscal Year that (A) are outstanding, and (B) are issuable pursuant to outstanding Awards, or (iii) such number of Shares determined by the Board.

(c)  Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and/or exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing provisions of this Section 3(c), subject to adjustment provided in Section 16, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(c).

4.  Administration of the Plan.

(a)  Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws. Different Committees with respect to different groups of Service Providers may administer the Plan

(i)  Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(ii)  Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(b)  Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)  to determine the Fair Market Value;

(ii)  to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii)  to determine the number of Shares to be covered by each such Award granted hereunder;

(iv)  to determine the terms and conditions of any, and to institute an Exchange Program;

(v)  to approve forms of agreement for use under the Plan;

(vi)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(viii)  to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(ix)  to modify or amend each Award (subject to Section 18(c) of the Plan); and

(x)  to make all other determinations deemed necessary or advisable for administering the Plan.

(c)  Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

5.  Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.  At-Will Employment. Neither the Plan nor any Award shall confer upon any Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause, and with or without notice.

7.  Term of Plan. Subject to stockholder approval in accordance with Section 24, the Plan shall become effective upon its adoption by the Board. Unless sooner terminated under Section 19, it shall continue in effect for a term of ten (10) years.

8.  Stock Options.

(a)  Limitations.

(i)  Incentive Stock Option Limit. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 8(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(ii)  Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, provided that during any Fiscal Year, no Participant will be granted an Option covering more than 1,000,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Options covering up to an additional 1,000,000 Shares.

(b)  Term of Option. The term of each Option shall be stated in the Award Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)  Option Exercise Price and Consideration.

(i)  Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(A)  In the case of an Incentive Stock Option

a)  granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

b)  granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(B)  In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)  Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(iii)  Forms of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of, without limitation, (i) cash, (ii) check, (iii) promissory note, (iv) surrender of other Shares which (x) shall be valued at its Fair Market Value on the date of exercise, and (y) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company, (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (vi) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(d)  Exercise of Option.

(i)  Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)  Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within thirty (30) days of termination, or such longer period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iii)  Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of termination, or such longer period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iv)  Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

9.  Stock Appreciation Rights.

(a)  Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)  Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Stock Appreciation Rights covering more than 1,000,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Stock Appreciation Rights covering up to an additional 1,000,000 Shares.

(c)  Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(d)  Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)  Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 8(d) also will apply to Stock Appreciation Rights.

(f)  Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)  The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)  The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.  Restricted Stock.

(a)  Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)  Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Notwithstanding the foregoing sentence, for restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Participant will receive more than an aggregate of 1,000,000 Shares of Restricted Stock. Notwithstanding the foregoing limitation, in connection with his or her initial service as an Employee, for restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, an Employee may be granted an aggregate of up to an additional 1,000,000 Shares of Restricted Stock. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c)  Transferability. Except as provided in this Section 10, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)  Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)  Removal of Restrictions. Except as otherwise provided in this Section 10, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)  Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)  Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)  Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i)  Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

11.  Restricted Stock Units.

(a)  Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 11(d), may be left to the discretion of the Administrator. Notwithstanding anything to the contrary in this subsection (a), for Restricted Stock Units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year of the Company, no Participant will receive more than an aggregate of 1,000,000 Restricted Stock Units. Notwithstanding the limitation in the previous sentence, for Restricted Stock Units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, in connection with his or her initial service as an Employee, an Employee may be granted an aggregate of up to an additional 1,000,000 Restricted Stock Units.

(b)  Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c)  Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d)  Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e)  Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f)  Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

12.  Performance Units and Performance Shares.

(a)  Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant provided that during any Fiscal Year, for Performance Units or Performance Shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, (i) no Participant will receive Performance Units having an initial value greater than $10,000,000, and (ii) no Participant will receive more than 1,000,000 Performance Shares. Notwithstanding the foregoing limitation, for Performance Shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, in connection with his or her initial service, a Service Provider may be granted up to an additional 1,000,000 Performance Shares.

(b)  Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)  Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting for an Award of Performance Units/Shares.

(d)  Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)  Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)  Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g)  Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

13.  Performance-Based Compensation Under Code Section 162(m).

(a)  General. If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Code Section 162(m), the provisions of this Section 13 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 13.

(b)  Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement (“Performance Goals”) including (i) annual revenue, (ii) cash collections, (iii) earnings per Share, (iv) net income, (v) new orders, (vi) operating cash flow, (vii) operating income, (viii) pro forma net income, (ix) product shipments, (x) profit after taxes, (xi) profit before taxes, (xii) return on assets, (xiii) return on equity, (xiv) return on sales, (xv) revenue, (xvi) total shareholder return, (xvii) capital market activity, and (xviii) debt to equity ratio. Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

(c)  Procedures. To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.

(d)  Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

14.  Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one (1) day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

15.  Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended.

16.  Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)  Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 8, 9, 10, 11, and 12.

(b)  Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c)  Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Award shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation in a merger or Change in Control refuses to assume or substitute for the Award, then the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for fifteen (15) days, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this Section 16(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 16(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

17.  Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

18.  Amendment and Termination of the Plan.

(a)  Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)  Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)  Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19.  Tax Withholding

(a)  Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)  Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

20.  Conditions Upon Issuance of Shares.

(a)  Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)  Investment Representations. As a condition to the exercise of an Award, the Administrator may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.  No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

22.  Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

23.  Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

24.  Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

AE BIOFUELS, INC.

2007 STOCK PLAN

STOCK OPTION AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the 2007 Stock Plan (the “Plan”) shall have the same defined meanings in this Stock Option Award Agreement (the “Award Agreement”).

I.  NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Date of Grant                                                            _____________________________________________________

Vesting Commencement Date                               _____________________________________________________

Exercise Price per Share                                         $_____________________________________________________

Total Number of Shares Granted                          _____________________________________________________

Total Exercise Price                                                $_____________________________________________________

Type of Option:                                                       ___  Incentive Stock Option
                                                                                   ___  Nonstatutory Stock Option

Term/Expiration Date:                                            _____________________________________________________

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, this Option shall be exercisable, in whole or in part, according to the following vesting schedule:

[25% of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and 1/48 of the Option shall vest each month thereafter, subject to Participant continuing to be a Service Provider through such dates.]

Termination Period:

This Option shall be exercisable for [three (3) months] after Participant ceases to be a Service Provider. Upon Participant’s death or Disability, this Option may be exercised for [one (1) year] after Participant ceases to be a Service Provider. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 16(c) of the Plan.

II.  AGREEMENT

1.  Grant of Option. The Plan Administrator of the Company hereby grants to the Participant named in the Notice of Grant (the “Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

2.  Exercise of Option.

(a)  Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Award Agreement.

(b)  Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Shares.

3.  Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a)  cash or check;

(b)  consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c)  surrender of other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares, provided that accepting such Shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company.

4.  Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

5.  Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

6.  Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

7.  Tax Obligations.

(a)  Withholding Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time of the Option exercise, Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b)  Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant.

(c)  Code Section 409A. Under Code Section 409A, an option that vests after December 31, 2004 that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “Discount Option”) may be considered “deferred compensation.” A Discount Option may result in (i) income recognition by Participant prior to the exercise of the Discount Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The Discount Option may also result in additional state income, penalty and interest charges to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the Date of Grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant will be solely responsible for Participant’s costs related to such a determination.

8.  Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This agreement is governed by the internal substantive laws but not the choice of law rules of [STATE].

9.  No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	AE BIOFUELS, INC.

Signature	By

Print Name	Title

Residence Address

EXHIBIT A

2007 STOCK PLAN

EXERCISE NOTICE

AE BIOFUELS, INC.

Address:______________

Attention: _____________

1.  Exercise of Option. Effective as of today, _____________, _____, the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase _________ shares of the Common Stock (the “Shares”) of AE Biofuels, Inc. (the “Company”) under and pursuant to the 2007 Stock Plan (the “Plan”) and the Stock Option Award Agreement dated ____________, ____ (the “Award Agreement”).

2.  Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Award Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.  Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4.  Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised in accordance with the Award Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 16 of the Plan.

5.  Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

6.  Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

7.  Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

8.  Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of [STATE]. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement will continue in full force and effect.

9.  Entire Agreement. The Plan and Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan, and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by: PARTICIPANT	Accepted by: AE BIOFUELS, INC.

Signature	By

Print Name	Title

Address:	Address:

Date Received